                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       Form 8-K

                  Current Report Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported)........ May 1, 1998



                                  G&K SERVICES, INC.
                (Exact name of registrant as specified in its charter)

       MINNESOTA                         0-4063                   41-0449530
(State or other jurisdiction     (Commission File Number)       (I.R.S. Employer
   of incorporation)                                         Identification Number)


                             5995 Opus Parkway, Suite 500
                                Minnetonka, MN 55343
                       (Address of principal executive offices)



Registrant's telephone number, including area code ....... (612) 912-5500



            ------------------------------------------------------------
            (Former name or former address, if changed since last report)

 ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On May 1, 1998, the Registrant, G&K Services, Inc., a Minnesota corporation ("G&K"), completed the sale of 10 processing facilities and related branches to Tartan Textile Services, an affiliate of Aurora Capital Partners. The transaction includes seven of the nine linen rental plants and three of the 20 uniform rental plants acquired by G&K from National Linen Services (NLS), a division of National Service Industries, in July 1997.

     G&K received $75 million for the operating assets acquired by Tartan and will realize another $6 million from the liquidation of working capital used in the businesses being sold. The Company earlier received $2.6 million from a linen facility sold separately last January. Proceeds from the sales will be used to reduce G&K's $333 million outstanding debt.

     The transaction with Tartan Textile Services completes the sale of eight of the nine linen facilities acquired from NLS. G&K is continuing to market the remaining linen facility. In addition to seven linen facilities, three uniform rental plants located in West Virginia and west Texas are included in the Tartan Textile Services transaction.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) EXHIBITS. The following documents are filed as an exhibit to this Form 8-K and is incorporated herein by reference:

EXHIBIT NO.         DESCRIPTION
----------          -----------
   2.1              Asset Purchase Agreement by and among G&K Services Linen
                    Co., G&K Services Co., G&K Services, Inc., and TTSI
                    Services Acquisition Sub, Inc. and Tartan Textile
                    Services, Inc. dated as of April 25, 1998.

  99.1              Press Release

Certain related transaction documents and exhibits (the "Exhibits") to the Asset Purchase Agreement (Exhibit 2.1) are not being filed herewith. The Registrant undertakes to furnish a copy of any omitted Exhibit to the Commission upon request. Pursuant to Item 601(b)(2) of Regulation S-K, the following is a list of the omitted Exhibits and Schedules:

EXHIBITS
--------
Exhibit A      -    Acquired Facilities

Exhibit B-1    -    Subcontract Assignment

Exhibit B-2    -    Subcontract Agreement

Exhibit C      -    Seller Counsel's Legal Opinion

Exhibit D      -    Purchaser Counsel's Legal Opinion

Exhibit E      -    Assignment and Assumption of Lease

Exhibit F      -    Bill of Sale and General Assignment

Exhibit G      -    Assumption Agreement

Exhibit H      -    Transition Services Assignment

SCHEDULES
---------
1.1(b)         Owned Real Property
1.1(h)         Owned Vehicles
1.1(i)(ii)     Nonproprietary Software License Agreements
1.1(i)(iii)    Owned Real Property Leased to Others
1.1(i)(iv)     Real Property Leases
1.1(i)(v)      Personal Property Leases
1.1(i)(vi)     Collective Bargaining Agreements
1.1(k)         Prepaid Items
1.1(1)         Intellectual Property
1.1(q)         Excluded Assets
1.3            Seller and NSI Proprietary Rights
1.4(a)         NSI Multilocation Accounts
1.4(b)         Seller Multilocation Accounts
1.5            Certain Underground Storage Tanks
2.1(b)         Compliance Orders
2.1(d)         Benefit Plans Purchaser is not Permitted to Assume


                                       -3-



2.1(e)         Multiemployer Plans
3.3(b)         Adjustment Schedule
3.5            Bank Account Information
3.10           Allocation of Purchase Price
4.2(a)         Financial Information
4.4            Permitted Encumbrances
4.5            Real Property
4.8            Litigation
4.9            Labor and Employment Agreements
4.10(a)        Pension and Welfare Plans
4.10(b)        Deferred Profit Sharing, Deferred Compensation and Pension Plans
4.11           Environmental Matters
4.12           Consents
4.13           Other Contracts
4.14           Licenses and Permits
4.15           Inventory
4.16           Applicable Law
5.3            Brokers
6.1(g)         Collective Bargaining Agreement Parameters
6.4            Environmental Remediation
6.5(a)(v)      Restricted Territories
7.2(a)         Excluded Employees
7.2(b)         Severance Benefits
14.7           Knowledge

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 14,  1998                   G&K SERVICES, INC.



                                       By /s/ Timothy W. Kuck
                                          -------------------------------------
                                          Its  Chief Financial Officer

                                    EXHIBIT INDEX

                                                                         PAGE
EXHIBIT NO.                     DESCRIPTION                             NUMBER
-----------                     -----------                             ------
   2.1         Asset Purchase Agreement by and among G&K Services
               Linen Co., G&K Services Co., G&K Services, Inc., and
               TTSI Services Acquisition Sub, Inc. and Tartan Textile
               Services, Inc. dated as of April 25, 1998.

  99.1         Press Release